                                                                   EXHIBIT 10.26
                                                                  Conformed Copy

                         REGISTRATION RIGHTS AGREEMENT

                                 by and among

                          TOMMY HILFIGER CORPORATION,

                        PEPE JEANS LONDON CORPORATION,

                        BLACKWATCH INVESTMENTS LIMITED,

                        AIHL INVESTMENT GROUP LIMITED,

                           ANASTA HOLDINGS LIMITED,

                         SPORTSWEAR HOLDINGS LIMITED,

                              WESTLEIGH LIMITED,

                      FLAIR INVESTMENT HOLDINGS LIMITED,

                              THOMAS J. HILFIGER

                                      and

                               JOEL J. HOROWITZ



                            Dated as of May 8, 1998

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of May 8,
                                              ---------
1998 (the "Agreement"), is by and among Tommy Hilfiger Corporation, a British Virgin Islands corporation (the "Company"), Pepe Jeans London Corporation, a
                                 -------
British Virgin Islands corporation ("PJLC"), Blackwatch Investments Limited, a
                                     ----
British Virgin Islands corporation, AIHL Investment Group Limited, a British Virgin Islands corporation ("AIHL"), Anasta Holdings Limited, a British Virgin
                             ----
Islands corporation, Sportswear Holdings Limited, a British Virgin Islands corporation, Westleigh Limited, a British Virgin Islands Corporation, Flair Investment Holdings Limited, a British Virgin Islands corporation, Thomas J. Hilfiger ("TJH") and Joel J. Horowitz ("JJH"). The parties hereto other than
           ---                          ---
the Company are sometimes collectively referred to herein as the "Stockholders."

                                   RECITALS
                                   --------

          WHEREAS, the Company, certain subsidiaries of the Company and PJLC have entered into a Stock Purchase Agreement dated as of January 31, 1998 (the "Stock Purchase Agreement") (all capitalized terms used but not defined herein
-------------------------
have the meanings given to them in the Stock Purchase Agreement);

          WHEREAS, pursuant to the Stock Purchase Agreement, upon consummation of the Stock Purchases, among other things, the Company will deliver to TH USA and TH USA will deliver to PJLC 9,045,930 Ordinary Shares, par value $.01 per share, of the Company (the "Shares");
                            ------

          WHEREAS, AIHL has entered into a Guarantee, dated of the date of the Stock Purchase Agreement, pursuant to which AIHL has guaranteed all of the obligations of PJLC under the Stock Purchase Agreement;

          WHEREAS, the parties hereto have entered into a lock-up agreement, dated as of the date of the Stock Purchase Agreement (the "Lock-Up Agreement"),
                                                           -----------------
pursuant to which the Stockholders have agreed to certain restrictions on the sale, transfer or other disposition of the Shares; and

          WHEREAS, the Company has agreed to grant to the Stockholders certain registration rights with respect to the Shares.

          NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          Section 1.  Definitions.
                      -----------

          (a) As used in this Agreement, the following terms shall have the following meanings:

          "Agreement" shall have the meaning set forth in the preamble.
           ---------

          "Closing Date" shall mean the date of closing of the Stock Purchases
           ------------
under the Stock Purchase Agreement.

          "Company" shall have the meaning set forth in the preamble and shall
           -------
also include the Company's successors.

          "Cutback" shall have the meaning set forth in Section 2(a)(iii).
           -------

          "Demand Notice" shall have the meaning set forth in Section 2(a)(i).
           -------------

          "Demand Request" shall have the meaning set forth in Section 2(a)(i).
           --------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Incidental Registration" shall mean a registration required to be
           -----------------------
effected pursuant to Section 2(b).

          "Incidental Registration Statement" shall mean a registration
           ---------------------------------
statement of the Company, as provided in Section 2(b), which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "NASD" shall mean the National Association of Securities Dealers, Inc.
           ----

          "Ordinary Shares" shall mean the Ordinary Shares, par value $.01 per
           ---------------
share, of the Company.

          "Participating Stockholders" shall mean those Stockholders electing to
           -------------------------
participate in a Required Registration pursuant to Section 2(a) or in an Incidental Registration pursuant to Section 2(b).

          "Person" shall mean any individual, limited or general partnership,
           ------
corporation, trust, joint venture, association, joint stock company or unincorporated organization or any government or agency, regulatory body or other authority or political subdivision thereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Registrable Securities" shall mean the Shares and any securities
           ----------------------
issued or issuable in respect of the Shares by way of conversion, exchange, stock dividend, split, combination, recapitalization, merger, consolidation or other reorganization; provided that any Registrable Security shall cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective registration statement, (ii) it is sold pursuant to Rule 144 promulgated under the Securities Act, (iii) it has been otherwise transferred, upon which transfer the Company has delivered a new certificate or other evidence of ownership for such Registrable Security not bearing the legend required by Section 4(a)(i) of the Lock-Up Agreement and it may be resold without subsequent registration under the Securities Act, (iv) the restrictive legends set forth on the certificates representing such Registrable Security shall be removed pursuant to Section 4(b) of the Lock-Up Agreement or the holder thereof shall otherwise be able to sell such shares pursuant to Rule 144(k) under the Securities Act or (v) it shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incurred in compliance
           ---------------------
with this Agreement by the Company and its subsidiaries, including:

             (i) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel in connection with such compliance and the preparation of a Blue Sky Memorandum and legal investment survey),

             (ii) all preparing, printing and mailing costs of any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements and stock certificates, and

             (iii) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company;

provided, however, that Registration Expenses shall not include (x) SEC, stock
--------  -------
exchange, NASD and other registration, listing and filing fees attributable to the Registrable Securities, (y) underwriting discounts or commissions attributable to Registrable Securities or (z) the fees and disbursements of counsel for any Stockholder.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Required Registration" shall mean a registration required to be
           ---------------------
effected pursuant to Section 2(a).

          "Required Registration Statement" shall mean a registration statement
           -------------------------------
of the Company which covers all of the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a) on an appropriate form pursuant to the Securities Act, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time.

          "Underwriter" shall have the meaning set forth in Section 5(a).
           -----------

          "Underwritten Offering" shall mean a sale of securities of the Company
           ---------------------
to an Underwriter or Underwriters for reoffering to the public.


          Section 2.  Registration Under the Securities Act.
                      -------------------------------------

          (a)  Required Registration.
               ---------------------

          (i)  Right to Request Registration.  Subject to Section 2(a)(ii), at
               -----------------------------
any time or from time to time following the second anniversary of the Closing Date, any Stockholder shall have the right to request in writing (a "Demand
                                                                     ------
Request") (which request shall specify the number of Registrable Securities
-------
intended to be disposed of by such Stockholder and the intended method of distribution thereof) that the Company register such Registrable Securities by filing with the SEC a Required Registration Statement. The Company will, within 10 days of receiving a Demand Request, give written notice thereof (a "Demand
                                                                       ------
Notice") to all remaining Stockholders and will, not later than the 60th
------
calendar day after the receipt of such a Demand Request, cause to be filed a Required Registration Statement covering all the Registrable Securities which the Stockholders shall request in writing to be included in such Required Registration Statement (which written requests by the remaining Stockholders shall specify the number of Registrable Securities requested to be included and, if the initiator of the Demand Request did not propose to sell through an Underwritten Offering, the means of distribution, and which written request shall be given within 10 days of receipt of the Demand Notice) and any Ordinary Shares that the Company proposes to register, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended method of distribution thereof specified in such request (provided that the Company may delay such filing by not more than 120
         --------
days if the Company, prior to the time it would otherwise have been required to file such Registration Statement, determines in good faith that the filing of the Registration Statement would require the disclosure of non-public material information that, in the reasonable judgment of the Company, would be detrimental to the Company if so disclosed or would otherwise adversely affect a financing, acquisition, disposition, merger or other material transaction; provided, further that the Stockholders may
                               --------  -------
withdraw the Demand Request upon prompt notice to the Company if such delay exceeds 30 days), and shall use its reasonable efforts to have such Required Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Required Registration Statement continuously effective for a period of at least 180 calendar days following the date on which such Required Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant thereto), including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder.

          The registration rights granted pursuant to the provisions of this paragraph (a) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

          (ii)  Number of Registrations; Size of Offering. The Company shall not
                -----------------------------------------
be required, pursuant to this Section 2(a), to effect more than four (4) Required Registrations. In addition, the Company shall not be required to file a Required Registration Statement if (x) less than 180 calendar days have elapsed since the effective date of (i) a prior Registration Statement with respect to which the Stockholders were given the opportunity to register their Registrable Securities (without being subject to any reduction, pursuant to Section 2(b)(ii), in the maximum number of Registrable Securities which they may register) or (ii) a prior Registration Statement filed pursuant to a Required Registration or (y) the total number of Registrable Securities requested by the Stockholders to be included in the registration is less than 1,000,000 (which number shall be adjusted from time to time for any stock splits, stock dividends or combinations of Ordinary Shares after the date of this Agreement).

          (iii) Pro Rata Participation in Required Registrations.  If a
                ------------------------------------------------
registration pursuant to this Section 2(a) involves an Underwritten Offering of both Registrable Securities and Ordinary Shares offered by the Company, and the Underwriter or the managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to the initiating Stockholder and each other Participating Stockholder) on or before the date 5 days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without adversely affecting the distribution of the securities being offered, then the number of shares included in such offering by the Company and the Participating Stockholders shall be reduced pro rata on the basis of the number of the securities requested to be included by the Company and the Participating

Stockholders (a "Cutback"); provided, however, that in the event the Company
                 -------    --------  -------
will not, by virtue of this Section 2(a)(iii), include in any such registration all of the Registrable Securities of a Participating Stockholder requested to be included in such registration, such Participating Stockholder may, upon written notice to the Company given within 3 days of the time such Participating Stockholder first is notified of such matter, reduce the amount of its Registrable Securities it desires to be included in such registration, in which event (A) only the Registrable Securities, if any, it desires to have included will be included and (B) the number of Registrable Securities it would otherwise have been able to include, but for such requested reduction, shall be reallocated to the other Participating Stockholders on a pro rata basis based on the number of Registrable Securities that such Participating Stockholders initially had requested to be included. If the number of Registrable Securities subject to the Cutback exceeds 25% of the Registrable Securities proposed to be sold by all Participating Stockholders as a result of the Company participating in such Underwritten Offering, such Underwritten Offering shall not be deemed to be a Required Registration for purposes of the first sentence of Section 2(a)(ii).

          (b)  Incidental Registration.
               -----------------------

          (i)  Right to Include Registrable Securities.  If the Company at any
               ---------------------------------------
time or from time to time after the second anniversary of the Closing Date, proposes to register any of its Ordinary Shares under the Securities Act or proposes to register any other securities under the Securities Act on a form that would permit registration of the Registrable Securities for resale by the Stockholders (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company, or (B) pursuant to paragraph (a) of this
Section 2, or (C) pursuant to a registration statement filed in connection with an exchange offer), whether in connection with a primary or secondary offering, and there are Registrable Securities which at such time are not then registered under another Registration Statement which is then effective, the Company will, each time it intends to effect such a registration, give written notice to the Stockholders at least 20 days prior to the initial filing of a Registration Statement with the SEC pertaining thereto, informing the Stockholders of its intent to file such Registration Statement, the intended method of distribution thereof and of the Stockholders' right to request the registration of the Registrable Securities under this paragraph (b). Upon the written request of a Stockholder made within 10 days after any such notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Stockholder), the Company will use its reasonable efforts to effect the registration under the Securities Act of such Registrable Securities which the Company has been so requested to register by the Stockholders; provided,
                                                               --------
however, that if, at any time after giving written notice of its intention to
-------
register any Ordinary Shares and prior to the effective date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Ordinary Shares, the Company may, at its election, give written notice of such determination to the Stockholders and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities. The Stockholders may not elect to exercise their rights under this paragraph (b)(i) with respect to less than the lesser of (A) 500,000 Registrable Securities (which number shall be adjusted from time to time for any stock splits, stock dividends or combinations of Ordinary Shares after the date of this Agreement) and (B) all of the remaining Registrable Securities then held by the Stockholders.

          The registration rights granted pursuant to the provisions of this paragraph (b) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

          (ii)  Priority in Incidental Registrations.  If a registration
                ------------------------------------
pursuant to this paragraph (b) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, which securities are to be distributed (on a firm commitment basis) by or through one or more Underwriters of recognized standing under underwriting terms appropriate for such transaction, and the Underwriter or the managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to the Participating Stockholders) on or before the date 5 days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without adversely affecting the distribution of the securities being offered, then the Company will include in such registration first, all the securities proposed to be sold by the Company
             -----
pursuant to such registration statement, and second, the amount of other
                                             ------
securities (including Registrable Securities) requested to be included in such registration that the Company is so advised can be sold in (or during the time
of) such offering, allocated, if necessary, pro rata among the holders (including the Participating Stockholders) thereof requesting such registration on the basis of the number of the securities (including Registrable Securities) requested to be included by all such holders; provided, however, that in the
                                              --------  -------
event the Company will not, by virtue of this sub-paragraph (b)(ii), include in any such registration all of the Registrable Securities of any Participating Stockholder requested to be included in such registration, such Participating Stockholder may, upon written notice to the Company given within 3 days of the time such Participating Stockholder first is notified of such matter, withdraw all of its Registrable Securities from such registration.

          (c)  Expenses.  The Participating Stockholders shall pay all
               --------
Registration Expenses in connection with each registration pursuant to Section 2(a) in which the Company is not offering any Ordinary Shares, and the Company agrees to pay all Registration Expenses in connection with each registration pursuant to Section 2(b) and each registration pursuant to Section 2(a) in which the Company is offering Ordinary Shares. The Participating Stockholders shall pay all SEC, stock exchange, NASD and other registration, listing and filing fees and all discounts and commissions payable to underwriters, selling brokers, managers or other similar Persons, in each case attributable to the sale or disposition of their respective Registrable Securities pursuant to any such registration, and the fees and disbursements of their respective counsel.

          (d)  Effective Registration Statement; Suspension.  A Registration
               --------------------------------------------
Statement pursuant to this Section 2 will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC.

          If at any time the Required Registration Statement or any prospectus included therein contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, the Company shall notify the Participating Stockholders who shall forthwith discontinue sales thereunder. The Company shall use its reasonable efforts to prepare a supplement or post-effective amendment to the Required Registration Statement or the related prospectus. Any period during which the Company fails to keep any Required Registration Statement effective and usable for resale of Registrable Securities as a result of such an omission or misstatement shall be referred to as a "Suspension
                                                               ----------
Period."  A Suspension Period shall commence on and include the date that the
------
Company gives notice that any Required Registration Statement is no longer effective or usable for resale of Registrable Securities to and including the date the Stockholders either receive the copies of the supplemented or amended Prospectus or are advised in writing by the Company that the use of the Prospectus may be resumed. In the event of one or more Suspension Periods, the 180-day time periods referenced in paragraph (a) of this Section 2 shall be extended by the number of days included in each such Suspension Period. If in connection with a Required Registration a Suspension Period due to an omission or misstatement of the Company exceeds 60 days, the Stockholders may withdraw the Demand Request upon prompt notice to the Company, and such Underwritten Offering shall not be deemed to be a Required Registration for purposes of the first sentence of Section 2(a)(ii).

          (e)  Selection of Underwriters.  If any securities under an Incidental
               -------------------------
Registration Statement are to be sold in an Underwritten Offering, the Company will select the investment banker or investment bankers and manager or managers that will serve as Underwriter with respect to the Underwritten Offering. If any securities under a Required Registration Statement are to be sold in an Underwritten Offering, the holders of a majority of the Registrable Securities proposed to be sold by the Participating Stockholders in such Underwritten Offering may select a nationally recognized investment banking firm reasonably acceptable to the Company as the manager or managers that will serve as Underwriter with respect to the Underwritten Offering; provided, however, the
                                                       --------  -------
Company will select the manager or managers in any Underwritten Offering in which the Company is offering to sell more Ordinary Shares than the Participating Stockholders taken as a whole. No Stockholder may participate in any Underwritten Offering hereunder unless such Stockholder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such Underwritten Offering, in each case, in the form and upon terms reasonably acceptable to the Company.

          Section 3.  Restrictions on Public Sale by Stockholders.
                      -------------------------------------------

          If any Stockholder's Registrable Securities are covered by an Incidental Registration Statement filed pursuant to Section 2, such Stockholder agrees, if the offering is an Underwritten Offering, that to the extent requested by the Underwriter or managing Underwriter in such an Underwritten Offering, not to effect any public sale or distribution of Ordinary Shares during the 14-day period prior to, and during the 120-day period beginning on, the effective date of the Registration Statement.

          Section 4.  Registration Procedures.
                      -----------------------

          In connection with the obligations of the Company pursuant to Section 2, the Company shall use its reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Stockholders as set forth in Section 2, and the Company shall use reasonable efforts to:

          (a) (i) prepare and file a Registration Statement with the SEC, within the time period specified in paragraph (a) of Section 2 with respect to a Required Registration, which Registration Statement (x) shall be on a form selected by the Company for which the Company qualifies and shall be reasonably acceptable to counsel for the Stockholders, (y) shall be available for the sale of the Registrable Securities in accordance with the intended method of distribution by the Stockholders, and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, (ii) cause such Registration Statement to become effective and remain effective in accordance with Section 2, and (iii) cause each Registration Statement prepared pursuant to
Section 2 and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement
(x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method of distribution by the Stockholders, as set forth in such Registration Statement;

          (c) furnish to each Stockholder participating in a registration pursuant to Section 2 and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such

Stockholder or such Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

          (d)  (i) register or qualify the Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as each Underwriter, if any, or each Participating Stockholder shall reasonably request; and (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; provided, however, that the Company shall not be obligated to qualify
           --------  -------
as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

          (e) notify each Participating Stockholder promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the occurrence of any Suspension Period;

          (f) furnish counsel for each such Underwriter, if any, and for each participating Stockholder copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

          (g) obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

          (h) upon request, furnish to the Underwriter or managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Participating Stockholder, without charge, one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (i) in the case of an Underwritten Offering, enter into underwriting agreements in customary form which include provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein;

          (j) cause all Registrable Securities to be listed on any securities exchange on which the Ordinary Shares are then listed or to be quoted in any inter-dealer quotations system in which the Ordinary Shares are then quoted if so requested by the Participating Stockholders or by the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any; and

          (k) comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          Each Stockholder agrees, as a condition to the registration obligations provided herein, to furnish to the Company such information regarding such Stockholder, the ownership of Registrable Securities by such Stockholder and the proposed distribution by such Stockholder of such Registrable Securities as the Company may from time to time reasonably request in writing.

          Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of a Suspension Period, such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until such Stockholder's receipt of the copies of any supplemented or amended Prospectus, and, if so directed by the Company, such Stockholder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Stockholder's possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

          Section 5.  Indemnification; Contribution.
                      -----------------------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), each Stockholder and their respective partners,
                 -----------
directors, officers and employees and each Person, if any, who controls any Stockholder or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, liabilities, claims, damages, judgments and reasonable expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this indemnity agreement does not apply to any
--------  -------
Stockholder or any Underwriter or their respective partners, directors, officers and employees and each Person, if any, who controls any Stockholder or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by such Stockholder or such Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (B) if such untrue statement or omission or alleged untrue statement or omission was corrected in an amended or supplemented Registration Statement or Prospectus and the Company had furnished copies thereof to the selling Underwriter or the selling Stockholder prior to the relevant date of sale by such Underwriter or such Stockholder to the Person asserting such loss, liability, claim, damage, judgment or expense (provided, in the case of an Underwritten Offering, the
                     --------
limitation in this clause (B) shall not apply to a Participating Stockholder).

          (b)  Indemnification by Stockholders, Underwriters, Etc.  Each
               --------------------------------------------------
Stockholder agrees to indemnify and hold harmless the Company and each Underwriter, and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section 5, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Stockholder for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto). The Company shall be entitled to receive indemnification and contribution from or on behalf of underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons for inclusion in any Prospectus or Registration Statement.

          (c)  Conduct of Indemnification Proceedings.  Each indemnified party
               --------------------------------------
or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld. In the event, however, that an indemnified party reasonably determines that representation by counsel to an indemnifying party of both the indemnifying party and such indemnified party could reasonably be expected to present such counsel with a conflict of interest, then the indemnified party may employ separate counsel to represent or defend it in any such action or proceeding and the indemnifying party will pay the fees and expenses of such counsel; provided, that the
                                                      --------
indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all indemnified parties. If an indemnifying party or parties does not assume such defense within 30 days, after having received the notice referred to in the first sentence of this paragraph (c), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all indemnified parties under this Agreement). In such event, however, no indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties which consent shall not unreasonably be withheld or delayed. If an indemnifying party assumes the defense of such action or proceeding in accordance with this paragraph (c), such indemnifying party or parties shall not, except as otherwise provided in this paragraph (c), be liable for any fees and expenses of counsel for the indemnified parties incurred in connection with such action or proceeding.

          (d)  Contribution.  (i)  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other (including, in each case, that of their respective officers, directors, employees and agents) in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other (including, in each case, that of their respective officers, directors, employees and agents) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party, on the one hand, or by or on behalf of such indemnified party, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (ii) For purposes of this Section 5, each Person, if any, who controls a Stockholder or an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Stockholder or such Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

          Section 6.  Securities Act Exemptions.
                      -------------------------

          (a) The Company (i) shall comply in all material respects with the reporting requirements of the Exchange Act in a timely manner and (ii) shall comply in all material respects with all other public information reporting requirements required by the SEC as a condition to the availability of an exemption from the registration requirements of the Securities Act for the sale of the Registrable Securities currently existing or hereafter adopted.

          (b) The Company shall cooperate with the Stockholders in supplying such information as may reasonably be necessary for the Stockholders to determine the availability of an exemption from the registration requirements of the Securities Act for the sale of the Registrable Securities and for the Stockholders to complete and file any information reporting forms currently or hereafter required by the SEC as a condition to the availability of such exemption.

          Section 7.  Miscellaneous.
                      -------------

          (a)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand delivery, registered first class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Stockholder, at the most current address given by such Stockholder to the Company by means of a notice given in accordance with the provisions of this paragraph (a), or (ii) if to the Company, initially c/o Tommy Hilfiger U.S.A., Inc., 25 West 39th Street, New York, New York 10018, Attention: Joel J. Horowitz, and thereafter at such other address, notice of which is given in accordance with the provisions of this paragraph (a), with a copy to Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, Attention:
Eric S. Robinson, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, first-class postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

          (b)  Successors and Assigns.  No Stockholder may transfer or assign
               ----------------------
any of its rights and obligations under this Agreement without the prior written consent of the Company, except that without the prior written consent of the Company, any Stockholder may assign its rights and obligations hereunder to any Transferee (as defined in the Lock-Up Agreement) in connection with a Transfer (as defined in the Lock-Up Agreement) that is not prohibited pursuant to the Lock-Up Agreement so long as such Transferee shall comply with Section 1(c) of the Lock-Up Agreement, to the extent applicable; provided, however, that no such assignment shall relieve any Stockholder of liability for any breach of this Agreement by such assignees. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

          (c)  Amendment; Beneficiaries.  No person or entity other than the
               ------------------------
parties hereto, their successors and permitted assigns shall have any right to enforce any of the provisions of this Agreement or to sue hereunder. This Agreement and the provisions hereof may be amended, altered, modified or waived only by the mutual agreement in writing of each of the parties hereto, and the consent of no person or entity other than each party hereto shall be required to amend, alter, modify or waive this Agreement or any provision hereof. No person or entity other than a party hereto shall be deemed a beneficiary or a third-party beneficiary under this Agreement.

          (d)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
all of which taken together, shall constitute one and the same agreement.

          (e)  Descriptive Headings, Etc.  The headings in this Agreement are
               -------------------------
for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; (iii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph, references are to the Sections and paragraphs to this Agreement unless otherwise specified; (iv) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (A) the word "or" is not exclusive; and (B) provisions apply to successive events and transactions.

          (f)  GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
               --------------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS TO BE PERFORMED IN NEW YORK. EACH OF THE PARTIES HERETO CONSENTS TO AND HEREBY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PROVISIONS CONTAINED IN THIS PARAGRAPH (F) SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT. ANY RIGHT TO TRIAL BY JURY WITH

RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR IN CONNECTION HEREWITH IS HEREBY WAIVED.

          (g)  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, premises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                  TOMMY HILFIGER CORPORATION

                                  By: /s/ Joel J. Horowitz
                                      Name:   Joel J. Horowitz
                                      Title:  Chief Executive Officer


                                  PEPE JEANS LONDON CORPORATION

                                  By: /s/ Lawrence S. Stroll
                                      Name:   Lawrence S. Stroll
                                      Title:  Group CEO


                                  BLACKWATCH INVESTMENTS LIMITED

                                  By: /s/ Silas K.F. Chou
                                      Name:   Silas K.F. Chou
                                      Title:  CEO


                                  AIHL INVESTMENT GROUP LIMITED

                                  By: /s/ Silas K.F. Chou
                                      Name:   Silas K.F. Chou
                                      Title:  CEO


                                  ANASTA HOLDINGS LIMITED

                                  By: /s/ Linda Massac
                                      Name:   Linda Massac
                                      Title:  Director


                                  SPORTSWEAR HOLDINGS LIMITED

                                  By: /s/ Silas K.F. Chou
                                      Name:   Silas K.F. Chou
                                      Title:  Director

                                  WESTLEIGH LIMITED

                                  By: /s/ Silas K.F. Chou
                                      Name:   Silas K.F. Chou
                                      Title:  Director


                                  FLAIR INVESTMENT HOLDINGS LIMITED

                                  By: /s/ Lawrence S. Stroll
                                      Name:   Lawrence S. Stroll
                                      Title:  Director


                                  /s/ Thomas J. Hilfiger
                                  Thomas J. Hilfiger

                                  /s/ Joel J. Horowitz
                                  Joel J. Horowitz